Exhibit 10.2

FIRST AMENDMENT TO AGREEMENT OF

PURCHASE AND SALE

This First Amendment to Agreement of Purchase and Sale (this “First Amendment”) is entered into as of this 13th day of February, 2004, by and between Kingston Bedford Joint Venture LLC, as Seller (the “Seller”), and First State Investors 228, LLC, as Buyer (the “Buyer”).

WHEREAS, Seller and Buyer have entered into that certain Agreement of Purchase and Sale dated as of February 1, 2004 (the “Agreement”), pursuant to which Seller agreed to sell and Buyer agreed to buy the property known as State Street Financial Center, One Lincoln Street, Boston, Suffolk County, Massachusetts, all on the terms and as more particularly described in the Agreement; and

WHEREAS, Seller and Buyer now wish to extend the Closing Date set forth in the Agreement to February 17, 2004, as herein provided.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby mutually acknowledged, Seller and Buyer hereby agreed to amend the Agreement as follows:

1. Section 11 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

“Payment of the purchase price and the closing hereunder (the “Closing”) shall take place at 10:00 a.m. Eastern Standard Time on February 17, 2004 (the “Closing Date”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Seller’s Counsel”), One Financial Center, Boston, Massachusetts 0211. Except as otherwise provided herein, such date and time may not be extended without the prior written approval of both Seller and Buyer.”

2. Except as specifically amended hereby, all terms and provisions of the Agreement are hereby ratified and confirmed.

IN WITNESS WHEREOF, this First Amendment has been executed under seal as of the date first set forth above.

SELLER:

KINGSTON BEDFORD JOINT VENTURE LLC

By:	/s/ John B. Hynes

Name: John B. Hynes
Title: Authorized Signatory

BUYER:

FIRST STATES INVESTORS 228, LLC

By:	/s/ Glenn Blumenthal

Name: Glenn Blumenthal
Title: Vice President

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